HENDERSON GLOBAL FUNDS

Henderson Emerging Markets Opportunities Fund

Supplement dated March 9, 2015
to the Prospectus and Summary Prospectus dated November 30, 2014

This Supplement provides new information and modifies certain disclosure in the Prospectus and Summary Prospectus dated November 30, 2014.  Investors should retain this Supplement with the Prospectus for future reference.

Effective March 31, 2015, the “Henderson Emerging Markets Opportunities Fund” will be renamed the “Henderson Emerging Markets Fund.” All references in the Prospectus are changed accordingly.

Effective March 31, 2015, the following will replace the section “Principal Investment Strategies” on page fifteen (15) of the Prospectus:

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies in emerging market countries. Equity securities include common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes. Emerging market countries are all countries represented by the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index and/or those countries considered to be developing by the World Bank, the International Finance Corporation or the United Nations. These countries typically are located in the Asia-Pacific region, Eastern Europe, Central and South America, and Africa.

Emerging market companies are broadly defined to include any company that meets one or more of the following tests:

•	its country of organization, its primary business office and/or the principal trading market of its stock are located in an emerging market country

•	50% or more of its assets are located in emerging market countries

•	50% or more of its revenues are derived from emerging market countries

In addition to the Fund’s main investments, the Fund may invest no more than 20% of its net assets in the securities of issuers in developed market countries.

Fund investment performance will be derived primarily from stock selection. Security selection will be based upon an analysis of a company’s valuations relative to earnings forecasts or other valuation criteria, earnings growth prospects of a company, the quality of a company’s management and the unique competitive advantages of a company.

The Fund generally sells a stock when in the manager’s opinion there is a deterioration in the company’s fundamentals, the company fails to meet performance expectations, the stock achieves its target price, its earnings are disappointing or its revenue growth has slowed. The Fund may also sell a stock if the manager believes that negative country or regional factors may affect the company’s outlook, in the manager’s opinion, a superior investment opportunity arises or to meet cash requirements. The manager anticipates that the Fund will continue to hold securities of companies that grow or expand so long as the manager believes the securities continue to offer prospects of long-term growth. Some of the Fund’s investments may produce income, although income from dividends and interest will be incidental and not an important consideration in choosing investments.

The Fund may also invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers in a single country or a limited number of countries and may invest up to 15% of its net assets in illiquid securities.  In addition, the Fund may invest in securities issued by smaller companies and in less seasoned issuers, including through initial public offerings and private placements

The Fund may engage in derivative transactions to hedge against fluctuations in currency exchange rates.  There are no limits on the extent to which foreign currency hedging may be utilized.

The Fund may engage in active and frequent trading to achieve its investment objectives. The Fund does not limit its investments to companies of any particular size and may invest a significant portion of its assets in smaller and less seasoned issuers. However, in an attempt to reduce portfolio risks, the manager generally will invest across countries, industry groups and/or securities.

Effective March 31, 2015, the following will replace the paragraph under “Management” on page seventeen (17) of the Prospectus:

Henderson Global Investors (North America) Inc. is the investment adviser of the Fund. Henderson Investment Management Limited is the subadviser of the Fund. Glen Finegan, Head of Global Emerging Markets Equities, Portfolio Manager, has managed the Fund since March 2015.

Effective March 31, 2015, the following will replace the “Management of the Funds-Portfolio Managers- Emerging Markets Opportunities Fund” section on page seventy-six (76) of the Prospectus:

Emerging Markets Fund

Glen Finegan, Head of Global Emerging Markets Equities, is the lead Portfolio Manager of the Fund.  He joined Henderson Global Investors in 2015 and has over 14 years of investment management experience.

HENDERSON GLOBAL FUNDS

Henderson Emerging Markets Opportunities Fund

Supplement dated March 9, 2015
to the Statement of Additional Information dated November 30, 2014

This Supplement provides new information and modifies certain disclosure in the Statement of Additional Information dated November 30, 2014.  Investors should retain this Supplement with the Statement of Additional Information for future reference.

Effective March 31, 2015, the “Henderson Emerging Markets Opportunities Fund” will be renamed the “Henderson Emerging Markets Fund.” All references in the Statement of Additional Information are changed accordingly.

Effective March 31, 2015, the following will replace the third paragraph under “Portfolio Managers-Portfolio Management” beginning on page eighty-seven (87) of the Statement of Additional Information:

Glen Finegan is the lead portfolio manager for the Emerging Markets Fund.

Effective as of March 9, 2015, Mr. Finegan did not own shares of the Funds.  The Funds’ shares are not registered to be sold outside of the US.  Mr. Finegan resides outside of the US and is not eligible to purchase shares of the Fund.